POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PRINCETON PRIVATE INVESTMENT FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS AND JOHN L. SABRE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of March, 2017.

/s/ Jeffrey P. Greiner

Jeffrey P. Greiner

Trustee

STATE OF Minnesota )

)       ss:

COUNTY OF HENNEPIN )

Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey P. Greiner, Trustee, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 7th day of March, 2017.

/s/ Linda J. Campbell

Notary Public

My commission expires: January 31, 2022

Notary Seal

LINDA J. CAMPBELL

Notary Public

Minnesota

My Commission Expires

Jan 31, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PRINCETON PRIVATE INVESTMENT FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS AND JOHN L. SABRE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of March, 2017.

/s/ G. Mike Mikan

G. Mike Mikan

Trustee

STATE OF Minnesota )

)       ss:

COUNTY OF HENNEPIN )

Before me, a Notary Public, in and for said county and state, personally appeared G. Mike Mikan, Trustee, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 7th day of March, 2017.

/s/ Linda J. Campbell

Notary Public

My commission expires: January 31, 2022

Notary Seal

LINDA J. CAMPBELL

Notary Public

Minnesota

My Commission Expires

Jan 31, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PRINCETON PRIVATE INVESTMENT FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee, President, and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, AND CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of March, 2017.

/s/ John L. Sabre

John L. Sabre
Trustee, President and Principal Executive Officer

STATE OF Minnesota )

)       ss:

COUNTY OF HENNEPIN )

Before me, a Notary Public, in and for said county and state, personally appeared John L. Sabre, Trustee, President and Principal Executive Officer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 7th day of March, 2017.

/s/ Linda J. Campbell

Notary Public

My commission expires: January 31, 2022

Notary Seal

LINDA J. CAMPBELL

Notary Public

Minnesota

My Commission Expires

Jan 31, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PRINCETON PRIVATE INVESTMENT FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is Treasurer and Chief Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS AND JOHN L. SABRE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of March, 2017.

/s/ Christopher E. Moran

Christopher E. Moran
Treasurer and Chief Financial Officer

STATE OF Minnesota )

)       ss:

COUNTY OF HENNEPIN )

Before me, a Notary Public, in and for said county and state, personally appeared Christopher E. Moran, Treasurer and Chief Financial Officer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 7th day of March, 2017.

/s/ Linda J. Campbell

Notary Public

My commission expires: January 31, 2022

Notary Seal

LINDA J. CAMPBELL

Notary Public

Minnesota

My Commission Expires

Jan 31, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PRINCETON PRIVATE INVESTMENT FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS AND JOHN L. SABRE, as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by its President this 7th day of March, 2017.

ATTEST: By:/s/ Christopher E. Moran Christopher E. Moran Treasurer and Chief Financial Officer	PRINCETON PRIVATE INVESTMENT FUND By:/s/ John L. Sabre John L. Sabre President and Principal Executive Officer

STATE OF Minnesota )

)       ss:

COUNTY OF HENNEPIN )

Before me, a Notary Public, in and for said county and state, personally appeared John L. Sabre, Trustee, President and Principal Executive Officer and Christopher E. Moran, Treasurer and Chief Financial Officer, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 7th day of March, 2017.

/s/ Linda J. Campbell

Notary Public

My commission expires: January 31, 2022

Notary Seal

LINDA J. CAMPBELL

Notary Public

Minnesota

My Commission Expires

Jan 31, 2022